UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In June 2006, Lyondell Chemical Company (“Lyondell”) amended its revolving credit facility, and thereby the indentures governing its registered debt, to provide, among other things, for additional subsidiary guarantors.

The consolidated financial statements included in Lyondell’s report on Form 10-Q for the quarterly period ended June 30, 2006 included condensed consolidating financial information reflecting the guarantor subsidiaries as provided in the amended revolving credit facility.

Lyondell is filing this Form 8-K for the sole purpose of updating the condensed consolidating financial information included in Note 26 to the consolidated financial statements included in Item 8 Financial Statements and Supplementary Data of Lyondell’s Annual Report on Form 10-K for the year ended December 31, 2005.

This amended Note includes condensed consolidating financial information reflecting the guarantor subsidiaries that resulted from the June 2006 amendment of the revolving credit facility.

The updated Item 8 is included in this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

	23.1	Consent of PricewaterhouseCoopers LLC

	99.1	Consolidated Financial Statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin

Name:	Kerry A. Galvin
Title:	Senior Vice President
and General Counsel

Date: September 1, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLC

99.1	Consolidated Financial Statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005